UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2024 (May 7, 2024)

ENTERPRISE BANCORP, INC.
(Exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell,	Massachusetts	01852
(Address of principal executive offices)		(Zip Code)

(978)459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EBTC	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The 2024 annual meeting of shareholders (the “2024 Annual Meeting”) of Enterprise Bancorp, Inc. (the “Company”) was held on May 7, 2024.

(b) At the 2024 Annual Meeting, holders of the Company’s shares of common stock voted to (i) elect all of the individuals nominated by the Company’s Board of Directors (the “Board”) to serve as directors of the Company, each to serve for a three-year term expiring at the 2027 annual meeting of shareholders or until their respective successors are duly elected and qualified, or until their earlier resignation, death or removal from office, (ii) conduct a non-binding advisory vote to approve the compensation of the Company’s named executive officers (the “Say on Pay Proposal”), and (iii) ratify the appointment of RSM US LLP by the Audit Committee of the Board (the “Audit Committee”) as the Company’s independent registered public accounting firm for the year ending December 31, 2024. Votes were cast by the Company’s shareholders at the 2024 Annual Meeting as follows:

1. To elect the five individuals nominated by the Board to serve as directors of the Company, each to serve for a three-year term expiring at the 2027 annual meeting of shareholders or until their respective successors are duly elected and qualified, or until their earlier resignation, death or removal from office.

Nominee	For	Against	Abstain	Broker Non-votes
Gino J. Baroni	7,050,577	1,015,936	366,364	1,300,291
John P. Clancy, Jr.	7,126,261	905,278	401,338	1,300,291
James F. Conway, III	6,477,037	1,581,792	374,047	1,300,291
John T. Grady, Jr.	7,081,012	987,345	364,520	1,300,291
Mary Jane King	7,049,515	989,490	393,872	1,300,291

2. To conduct a non-binding advisory vote to approve the Say on Pay Proposal.

For	Against	Abstain	Broker Non-votes
7,736,080	316,866	379,931	1,300,291

3. To ratify the Audit Committee’s appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

For	Against	Abstain	Broker Non-votes
9,404,479	270,335	58,354	—

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: May 8, 2024	By:	/s/ Joseph R. Lussier
Joseph R. Lussier
Executive Vice President, Treasurer and Chief Financial Officer